UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 10, 2015

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2015, the Board of Directors (the “Board”) of International Paper Company (“the Company”) elected William J. Burns as a director and assigned him to its Governance and Public Policy & Environment Committees, effective February 11, 2015. Ambassador Burns’s term as a director will expire at the annual meeting of the Company’s stockholders in May 2015, at which time his continued Board service will be subject to renomination and stockholder approval. With the election of Ambassador Burns, the size of the Board is now 12 members.

Ambassador Burns, age 58, is President (effective February 4, 2015) of the Carnegie Endowment for International Peace, the oldest international affairs think tank in the United States. He served in the U.S. Department of State as Deputy Secretary of State from July 2011 to November 2014, as Under Secretary for Political Affairs from 2008 to July 2011, and as Ambassador to Russia from 2005 to 2008, among many other posts during his 33 years in the Foreign Service. He earned a bachelor’s degree in history from LaSalle University and a master’s degree and doctorate in international relations from Oxford University, where he studied as a Marshall Scholar. He speaks Russian, Arabic and French.

The Board of Directors has determined that Ambassador Burns is independent, meets the applicable independence requirements of the New York Stock Exchange and the Board’s more rigorous standards for determining director independence. There have been no transactions since January 1, 2014, and there are no currently proposed transactions, in which the Company was or is to be a participant and in which he or any member of his immediate family had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K.

The selection of Ambassador Burns was not pursuant to any arrangement or understanding between him and any other person. The Governance Committee of the Board recommended him to the full Board as a nominee for election.

Ambassador Burns will be compensated in accordance with previously disclosed compensation programs for the Company’s non-management (outside) directors.

SECTION 7. REGULATION FD.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s press release announcing the above-referenced director election is attached hereto as Exhibits 99.1 and incorporated herein by reference.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of International Paper Company dated February 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: February 11, 2015	By:	/s/ SHARON R. RYAN
	Name:	Sharon R. Ryan
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of International Paper Company dated February 11, 2015.

E-1